PROMISSORY NOTE



$300,000.00                                     Dated May 13, 1999
Principal Amount                                State of Arizona


         This Promissory Note is hereby entered into on the 13th day of May by and between Auto Network Group of New Mexico, Inc., a New Mexico corporation having its office at 420 Wisconsin , N.E., Albuquerque, New Mexico 87108 AND Jules Gollins, an individual residing at 4051 East Fairfield Street, Mesa, Arizona 85205, both personally and for and on behalf of Auto Network Group of New Mexico, Inc., AND Suzanne Gollins, an individual residing at 4051 East Fairfield Street, Mesa, Arizona 85205, AND Bruce Burton, an individual, residing at 12800 Comanche N.E. #94, Albuquerque, New Mexico 87111, AND Darlene Burton, an individual, residing 12800 Comanche N.E. #94, Albuquerque, New Mexico 87111, AND Stuart Bailey, an individual residing at 7716 Eagle Rock Avenue, Albuquerque, New Mexico 87122 AND Cheryl Bailey, an individual, residing at 7716 Eagle Rock Avenue, Albuquerque, New Mexico 87122, hereinafter referred to as the BORROWERS, AND,
         Pinnacle Financial Corporation, having its office at 8135 E. Butherus, Suite 3, Scottsdale, Arizona 85260, hereinafter referred to as the LENDER.
         Borrowers hereby jointly and severally promise to pay to the order of Lender the sum of Three Hundred Thousand Dollars ($300,000.00), together with interest thereon at the rate of twelve percent (12%) per annum on the unpaid balance. Said sum shall be paid as follows:
         Interest payments of Three Thousand Dollars ($3,000.00) payable in arrears on the 13th day of each month beginning June 13, 1999; and,
         The principal amount of Three Hundred Thousand Dollars ($300,000.00) shall be payable on May 13, 2000 unless such termination of this Note shall occur in which case all principal amount shall become immediately due and payable.
         This note may be prepaid, in full, at any time, without penalty.
         The proceeds from this Note shall at all times be solely used to acquire motor vehicles for resale and their titles shall also serve as security and as collateral against the eventual repayment of this Note. Lender shall have the right to verify and confirm this collateral at any time and violation of this security shall be cause for the immediate termination of this Note.
         In the event this Note shall be in default, and placed with an attorney for collection, then the undersigned agree to pay all reasonable attorney fees and costs of collection. All payments hereunder shall be made to such address as shown above or as may from time to time be designated by Lender. Default interest shall be at eighteen percent (18%) per annum.

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PROMISSORY NOTE DATED MAY 13, 1999
PAGE 2

         The undersigned and all other parties to this Note, whether as endorsers, guarantors or sureties, agree to remain fully bound hereunder until this note shall be fully paid and waive demand, presentment and protest and all notices thereto and further agree to remain bound, notwithstanding any extension, renewal, modification, waiver, or other indulgence by any holder or upon the discharge or release of any obligor hereunder or to this note, or upon the exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change of terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgment of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessarily successive. This note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State first appearing at the head of this note. The undersigned hereby execute this note as principals and not as sureties.

Signed in the presence of:

/s/ROGER L. BUTTERWICK              /s/JULES GOLLINS
Witness                             Auto Network Group of New Mexico, Inc.
                                    Jules Gollins, President


                       INDIVIDUAL BORROWERS AND GUARANTORS

      We the undersigned jointly and severally guaranty the prompt and punctual payment of all monies due under the aforesaid note and agree to remain bound until fully paid.

Signed in the presence of:

/s/ROGER L. BUTTERWICK              /s/JULES GOLLINS
Witness ROGER L. BUTTERWICK         Jules Gollins, Individual Guarantor

/s/JULES GOLLINS                    /s/SUZANNE GOLLINS
Witness JULES GOLLINS               Suzanne Gollins, Individual Guarantor

/S/JULES GOLLINS                    /s/BRUCE BURTON
Witness                             Bruce Burton, Individual Guarantor


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PROMISSORY NOTE DATED MAY 13, 1999
PAGE THREE



/S/JULES GOLLINS                    /s/DARLENE BURTON
Witness                             Darlene Burton, Individual Guarantor


/S/JULES GOLLINS                    /s/STUART BURTON
Witness                             Stuart Bailey, Individual Guarantor

/S/JULES GOLLINS                    /s/CHERYL BURTON
Witness                             Cheryl Bailey, Individual Guarantor





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